MORGAN STANLEY INSTITUTIONAL FUND, INC.

ARTICLES SUPPLEMENTARY

              MORGAN STANLEY INSTITUTIONAL
FUND, INC., a Maryland corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland (the "Department") that:

              FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

              SECOND:  The Board of Directors of the
Corporation (the "Board of Directors"), at a meeting duly convened and held on May 29-30, 2013, adopted resolutions which: (i) increased the total number of shares of stock which the Corporation has authority to issue to sixty billion five hundred million (60,500,000,000) shares of common stock; (ii) established one (1) additional portfolio of common stock consisting of four classes, designated as Global Quality Portfolio
- Class I, Global Quality Portfolio - Class A, Global Quality
Portfolio - Class L and Global Quality Portfolio - Class IS; and
(iii) classified 500,000,000 shares of common stock as shares of Global Quality Portfolio - Class I, 500,000,000 shares of common stock as shares of Global Quality Portfolio - Class A, 500,000,000 shares of common stock as shares of Global Quality Portfolio - Class L and 500,000,000 shares of common stock as shares of Global Quality
Portfolio - Class IS.

              THIRD: The terms applicable to the classes of common stock designated and classified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, as set by the Board of Directors, are the same as the terms of the existing classes of common stock which are set forth in the Articles of Restatement of the Corporation, as amended and supplemented (the "Charter").

              FOURTH: As of immediately before the increase in the number of authorized shares as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was fifty-eight billion five hundred million (58,500,000,000) shares of common stock, having an aggregate par value of sixty-three million five hundred thousand dollars ($63,500,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS

NUMBER OF SHARES OF
COMMON STOCK
CLASSIFIED AND
ALLOCATED



Active International Allocation Portfolio -
Class I

500,000,000 shares
Active International Allocation Portfolio -
Class P

500,000,000 shares
Active International Allocation Portfolio -
Class H

500,000,000 shares
Active International Allocation Portfolio -
Class L

500,000,000 shares
Advantage Portfolio - Class I

500,000,000 shares

 Advantage Portfolio - Class P

500,000,000 shares
Advantage Portfolio - Class H

500,000,000 shares
Advantage Portfolio - Class L

500,000,000 shares
Advantage Portfolio - Class IS

500,000,000 shares
Asian Equity Portfolio - Class I

500,000,000 shares
Asian Equity Portfolio - Class P

500,000,000 shares
Asian Equity Portfolio - Class H

500,000,000 shares
Asian Equity Portfolio - Class L

500,000,000 shares
Emerging Markets Domestic Debt
Portfolio - Class I

500,000,000 shares
Emerging Markets Domestic Debt
Portfolio - Class P

500,000,000 shares
Emerging Markets Domestic Debt
Portfolio - Class H

500,000,000 shares
Emerging Markets Domestic Debt
Portfolio - Class L

500,000,000 shares
Emerging Markets Domestic Debt
Portfolio - Class IS

500,000,000 shares
Emerging Markets External Debt Portfolio
- Class I

500,000,000 shares
Emerging Markets External Debt Portfolio
- Class P

500,000,000 shares
Emerging Markets External Debt Portfolio
- Class H

500,000,000 shares
Emerging Markets External Debt Portfolio
- Class L

500,000,000 shares
Emerging Markets External Debt Portfolio
- Class IS

500,000,000 shares
Emerging Markets Portfolio - Class I

500,000,000 shares
Emerging Markets Portfolio - Class P

500,000,000 shares
Emerging Markets Portfolio - Class H

500,000,000 shares
Emerging Markets Portfolio - Class L

500,000,000 shares
Emerging Markets Portfolio - Class IS

500,000,000 shares
Frontier Emerging Markets Portfolio -
Class I

500,000,000 shares
Frontier Emerging Markets Portfolio -
Class P

500,000,000 shares
Frontier Emerging Markets Portfolio -
Class H

500,000,000 shares
Frontier Emerging Markets Portfolio -
Class L

500,000,000 shares
Global Advantage Portfolio - Class I

500,000,000 shares
Global Advantage Portfolio - Class P

500,000,000 shares
Global Advantage Portfolio - Class H

500,000,000 shares
Global Advantage Portfolio - Class L

500,000,000 shares
Global Discovery Portfolio - Class I

500,000,000 shares
Global Discovery Portfolio - Class P

500,000,000 shares
Global Discovery Portfolio - Class H

500,000,000 shares
Global Discovery Portfolio - Class L

500,000,000 shares
Global Franchise Portfolio - Class I

500,000,000 shares
Global Franchise Portfolio - Class P

500,000,000 shares
Global Franchise Portfolio - Class H

500,000,000 shares
Global Franchise Portfolio - Class L

500,000,000 shares
Global Insight Portfolio - Class I

500,000,000 shares
Global Insight Portfolio - Class H

500,000,000 shares
Global Insight Portfolio - Class L

500,000,000 shares
Global Opportunity Portfolio - Class I

500,000,000 shares
Global Opportunity Portfolio - Class P

500,000,000 shares
Global Opportunity Portfolio - Class H

500,000,000 shares
Global Opportunity Portfolio - Class L

500,000,000 shares

2




Global Opportunity Portfolio - Class IS

500,000,000 shares
Global Real Estate Portfolio - Class I

500,000,000 shares
Global Real Estate Portfolio - Class P

500,000,000 shares
Global Real Estate Portfolio - Class H

500,000,000 shares
Global Real Estate Portfolio - Class L

500,000,000 shares
Global Real Estate Portfolio - Class IS

500,000,000 shares
Growth Portfolio - Class I

500,000,000 shares
Growth Portfolio - Class P

500,000,000 shares
Growth Portfolio - Class H

500,000,000 shares
Growth Portfolio - Class L

500,000,000 shares
Growth Portfolio - Class IS

500,000,000 shares
Insight Portfolio - Class I

500,000,000 shares
Insight Portfolio - Class H

500,000,000 shares
Insight Portfolio - Class L

500,000,000 shares
International Advantage Portfolio -
Class I

500,000,000 shares
International Advantage Portfolio -
Class P

500,000,000 shares
International Advantage Portfolio -
Class H

500,000,000 shares
International Advantage Portfolio -
Class L

500,000,000 shares
International Equity Portfolio - Class I

500,000,000 shares
International Equity Portfolio - Class P

500,000,000 shares
International Equity Portfolio - Class H

500,000,000 shares
International Equity Portfolio - Class L

500,000,000 shares
International Equity Portfolio - Class IS

500,000,000 shares
International Opportunity Portfolio -
Class I

500,000,000 shares
International Opportunity Portfolio -
Class P

500,000,000 shares
International Opportunity Portfolio -
Class H

500,000,000 shares
International Opportunity Portfolio -
Class L

500,000,000 shares
International Opportunity Portfolio -
Class IS

500,000,000 shares
International Real Estate Portfolio -
Class I

500,000,000 shares
International Real Estate Portfolio -
Class P

500,000,000 shares
International Real Estate Portfolio -
Class H

500,000,000 shares
International Real Estate Portfolio -
Class L

500,000,000 shares
International Real Estate Portfolio -
Class IS

500,000,000 shares
International Small Cap Portfolio - Class I

1,000,000,000 shares
International Small Cap Portfolio -
Class P

500,000,000 shares
International Small Cap Portfolio -
Class H

500,000,000 shares
International Small Cap Portfolio -
Class L

500,000,000 shares
Multi-Asset Portfolio - Class I

500,000,000 shares
Multi-Asset Portfolio - Class P

500,000,000 shares
Multi-Asset Portfolio - Class H

500,000,000 shares
Multi-Asset Portfolio - Class L

500,000,000 shares
Opportunity Portfolio - Class I

500,000,000 shares
Opportunity Portfolio - Class P

500,000,000 shares
Opportunity Portfolio - Class H

500,000,000 shares
Opportunity Portfolio - Class L

500,000,000 shares
Opportunity Portfolio - Class IS

500,000,000 shares

3




Select Global Infrastructure Portfolio -
Class I

500,000,000 shares
Select Global Infrastructure Portfolio -
Class P

500,000,000 shares
Select Global Infrastructure Portfolio -
Class H

500,000,000 shares
Select Global Infrastructure Portfolio -
Class L

500,000,000 shares
Select Global Infrastructure Portfolio -
Class IS

500,000,000 shares
Small Company Growth Portfolio -
Class I

500,000,000 shares
Small Company Growth Portfolio -
Class P

500,000,000 shares
Small Company Growth Portfolio -
Class H

500,000,000 shares
Small Company Growth Portfolio -
Class L

500,000,000 shares
Small Company Growth Portfolio -
Class IS

500,000,000 shares
Total Emerging Markets Portfolio -
Class I

500,000,000 shares
Total Emerging Markets Portfolio -
Class P

500,000,000 shares
Total Emerging Markets Portfolio -
Class H

500,000,000 shares
Total Emerging Markets Portfolio -
Class L

500,000,000 shares
U.S. Real Estate Portfolio - Class I

500,000,000 shares
U.S. Real Estate Portfolio - Class P

500,000,000 shares
U.S. Real Estate Portfolio - Class H

500,000,000 shares
U.S. Real Estate Portfolio - Class L

500,000,000 shares
U.S. Real Estate Portfolio - Class IS

500,000,000 shares
Total

58,500,000,000 shares


+    The par value of all shares of common stock of all
portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Domestic
Debt Portfolio - Class I, Emerging Markets Domestic Debt Portfolio - Class P, Emerging Markets Domestic Debt
Portfolio - Class H, Emerging Markets Domestic Debt
Portfolio - Class L and Emerging Markets Domestic Debt Portfolio - Class IS, which have a par value of $0.003 per share.

     FIFTH: As increased, the total number of shares of stock of all classes that the Corporation has authority to issue is sixty billion five hundred million (60,500,000,000) shares of common stock, having an aggregate par value of sixty-five million five hundred thousand dollars ($65,500,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS

NUMBER OF SHARES OF
COMMON STOCK
CLASSIFIED AND
ALLOCATED



Active International Allocation Portfolio
- Class I

500,000,000 shares
Active International Allocation Portfolio
- Class P

500,000,000 shares
Active International Allocation Portfolio
- Class H

500,000,000 shares
Active International Allocation Portfolio
- Class L

500,000,000 shares
Advantage Portfolio - Class I

500,000,000 shares
Advantage Portfolio - Class P

500,000,000 shares
Advantage Portfolio - Class H

500,000,000 shares
Advantage Portfolio - Class L

500,000,000 shares

4




Advantage Portfolio - Class IS

500,000,000 shares
Asian Equity Portfolio - Class I

500,000,000 shares
Asian Equity Portfolio - Class P

500,000,000 shares
Asian Equity Portfolio - Class H

500,000,000 shares
Asian Equity Portfolio - Class L

500,000,000 shares
Emerging Markets Domestic Debt
Portfolio - Class I+

500,000,000 shares
Emerging Markets Domestic Debt
Portfolio - Class P+

500,000,000 shares
Emerging Markets Domestic Debt
Portfolio - Class H

500,000,000 shares
Emerging Markets Domestic Debt
Portfolio - Class L+

500,000,000 shares
Emerging Markets Domestic Debt
Portfolio - Class IS+

500,000,000 shares
Emerging Markets External Debt Portfolio
- Class I

500,000,000 shares
Emerging Markets External Debt Portfolio
- Class P

500,000,000 shares
Emerging Markets External Debt Portfolio
- Class H

500,000,000 shares
Emerging Markets External Debt Portfolio
- Class L

500,000,000 shares
Emerging Markets External Debt Portfolio
- Class IS

500,000,000 shares
Emerging Markets Portfolio - Class I

500,000,000 shares
Emerging Markets Portfolio - Class P

500,000,000 shares
Emerging Markets Portfolio - Class H

500,000,000 shares
Emerging Markets Portfolio - Class L

500,000,000 shares
Emerging Markets Portfolio - Class IS

500,000,000 shares
Frontier Emerging Markets Portfolio -
Class I

500,000,000 shares
Frontier Emerging Markets Portfolio -
Class P

500,000,000 shares
Frontier Emerging Markets Portfolio -
Class H

500,000,000 shares
Frontier Emerging Markets Portfolio -
Class L

500,000,000 shares
Global Advantage Portfolio - Class I

500,000,000 shares
Global Advantage Portfolio - Class P

500,000,000 shares
Global Advantage Portfolio - Class H

500,000,000 shares
Global Advantage Portfolio - Class L

500,000,000 shares
Global Discovery Portfolio - Class I

500,000,000 shares
Global Discovery Portfolio - Class P

500,000,000 shares
Global Discovery Portfolio - Class H

500,000,000 shares
Global Discovery Portfolio - Class L

500,000,000 shares
Global Franchise Portfolio - Class I

500,000,000 shares
Global Franchise Portfolio - Class P

500,000,000 shares
Global Franchise Portfolio - Class H

500,000,000 shares
Global Franchise Portfolio - Class L

500,000,000 shares
Global Insight Portfolio - Class I

500,000,000 shares
Global Insight Portfolio - Class H

500,000,000 shares
Global Insight Portfolio - Class L

500,000,000 shares
Global Opportunity Portfolio - Class I

500,000,000 shares
Global Opportunity Portfolio - Class P

500,000,000 shares
Global Opportunity Portfolio - Class H

500,000,000 shares
Global Opportunity Portfolio - Class L

500,000,000 shares
Global Opportunity Portfolio - Class IS

500,000,000 shares
Global Quality Portfolio - Class I

500,000,000 shares
Global Quality Portfolio - Class A

500,000,000 shares

5




Global Quality Portfolio - Class L

500,000,000 shares
Global Quality Portfolio - Class IS

500,000,000 shares
Global Real Estate Portfolio - Class I

500,000,000 shares
Global Real Estate Portfolio - Class P

500,000,000 shares
Global Real Estate Portfolio - Class H

500,000,000 shares
Global Real Estate Portfolio - Class L

500,000,000 shares
Global Real Estate Portfolio - Class IS

500,000,000 shares
Growth Portfolio - Class I

500,000,000 shares
Growth Portfolio - Class P

500,000,000 shares
Growth Portfolio - Class H

500,000,000 shares
Growth Portfolio - Class L

500,000,000 shares
Growth Portfolio - Class IS

500,000,000 shares
Insight Portfolio - Class I

500,000,000 shares
Insight Portfolio - Class H

500,000,000 shares
Insight Portfolio - Class L

500,000,000 shares
International Advantage Portfolio -
Class I

500,000,000 shares
International Advantage Portfolio -
Class P

500,000,000 shares
International Advantage Portfolio -
Class H

500,000,000 shares
International Advantage Portfolio -
Class L

500,000,000 shares
International Equity Portfolio - Class I

500,000,000 shares
International Equity Portfolio - Class P

500,000,000 shares
International Equity Portfolio - Class H

500,000,000 shares
International Equity Portfolio - Class L

500,000,000 shares
International Equity Portfolio - Class IS

500,000,000 shares
International Opportunity Portfolio -
Class I

500,000,000 shares
International Opportunity Portfolio -
Class P

500,000,000 shares
International Opportunity Portfolio -
Class H

500,000,000 shares
International Opportunity Portfolio -
Class L

500,000,000 shares
International Opportunity Portfolio -
Class IS

500,000,000 shares
International Real Estate Portfolio -
Class I

500,000,000 shares
International Real Estate Portfolio -
Class P

500,000,000 shares
International Real Estate Portfolio -
Class H

500,000,000 shares
International Real Estate Portfolio -
Class L

500,000,000 shares
International Real Estate Portfolio -
Class IS

500,000,000 shares
International Small Cap Portfolio -
Class I

1,000,000,000 shares
International Small Cap Portfolio -
Class P

500,000,000 shares
International Small Cap Portfolio -
Class H

500,000,000 shares
International Small Cap Portfolio -
Class L

500,000,000 shares
Multi-Asset Portfolio - Class I

500,000,000 shares
Multi-Asset Portfolio - Class P

500,000,000 shares
Multi-Asset Portfolio - Class H

500,000,000 shares
Multi-Asset Portfolio - Class L

500,000,000 shares
Opportunity Portfolio - Class I

500,000,000 shares
Opportunity Portfolio - Class P

500,000,000 shares
Opportunity Portfolio - Class H

500,000,000 shares
Opportunity Portfolio - Class L

500,000,000 shares

6




Opportunity Portfolio - Class IS

500,000,000 shares
Select Global Infrastructure Portfolio -
Class I

500,000,000 shares
Select Global Infrastructure Portfolio -
Class P

500,000,000 shares
Select Global Infrastructure Portfolio -
Class H

500,000,000 shares
Select Global Infrastructure Portfolio -
Class L

500,000,000 shares
Select Global Infrastructure Portfolio -
Class IS

500,000,000 shares
Small Company Growth Portfolio -
Class I

500,000,000 shares
Small Company Growth Portfolio -
Class P

500,000,000 shares
Small Company Growth Portfolio -
Class H

500,000,000 shares
Small Company Growth Portfolio -
Class L

500,000,000 shares
Small Company Growth Portfolio -
Class IS

500,000,000 shares
Total Emerging Markets Portfolio -
Class I

500,000,000 shares
Total Emerging Markets Portfolio -
Class P

500,000,000 shares
Total Emerging Markets Portfolio -
Class H

500,000,000 shares
Total Emerging Markets Portfolio -
Class L

500,000,000 shares
U.S. Real Estate Portfolio - Class I

500,000,000 shares
U.S. Real Estate Portfolio - Class P

500,000,000 shares
U.S. Real Estate Portfolio - Class H

500,000,000 shares
U.S. Real Estate Portfolio - Class L

500,000,000 shares
U.S. Real Estate Portfolio - Class IS

500,000,000 shares
Total

60,500,000,000 shares


+     The par value of all shares of common stock of all
portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Domestic
Debt Portfolio - Class I, Emerging Markets Domestic Debt Portfolio - Class P, Emerging Markets Domestic Debt
Portfolio - Class H, Emerging Markets Domestic Debt
Portfolio - Class L and Emerging Markets Domestic Debt Portfolio - Class IS, which have a par value of $0.003 per share.

      SIXTH: The aggregate number of shares of stock of all classes that the Corporation has authority to issue has been increased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law, and the shares of Global Quality Portfolio - Class I, Global Quality Portfolio - Class A, Global
Quality Portfolio - Class L and Global Quality Portfolio - Class IS have been classified and designated by the Board of Directors under the authority contained in Article FIFTH, Section 3 of the Charter.

[SIGNATURE PAGE FOLLOWS]

7




              IN WITNESS WHEREOF, the Corporation has
caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 2nd day of August, 2013.


MORGAN STANLEY
INSTITUTIONAL FUND, INC.





By:
/s/ Arthur Lev


Arthur Lev


President

ATTEST:





/s/ Mary E. Mullin

Mary E. Mullin

Secretary


              THE UNDERSIGNED, President of MORGAN
STANLEY INSTITUTIONAL FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.



/s/ Arthur Lev

Arthur Lev

President